SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):  April 18, 2002



                             THE VALSPAR CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-3011                 36-2443580
       (State or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)



1101 THIRD STREET SOUTH, MINNEAPOLIS, MINNESOTA                     55415
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (612) 332-7371


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         The Press Release dated April 18, 2002, issued by the Registrant has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release dated April 18, 2002.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         THE VALSPAR CORPORATION



Dated:  April 18, 2002                                   By:  /s/ Rolf Engh
                                                            --------------------
                                                         Name:  Rolf Engh
                                                         Title: Secretary